Third Quarter 2025 Supplemental Exhibit 99.2

Disclaimers Forward-Looking Statements Certain statements contained in this supplemental, filed in conjunction with the Third Quarter 2025 Earnings Press Release, including statements relating to American Healthcare REIT, Inc.'s (the "Company") expectations regarding its performance, interest expense savings, balance sheet, net income or loss attributable to common shareholders and per diluted share, NAREIT FFO attributable to common shareholders and per diluted share, NFFO attributable to common shareholders and per diluted share, NOI growth, total portfolio Same-Store NOI growth, segment-level Same-Store NOI growth or decline, occupancy, revenue growth, margin expansion, purchases and sales of assets, development plans, and plans for Trilogy may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in those acts. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “focus,” “seek,” “objective,” “goal,” “strategy,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “long-term,” “once,” “should,” “could,” “would,” “might,” “uncertainty,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this supplemental. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of, and assumptions made by, the Company's management and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied therein, including, without limitation, changing macroeconomic conditions, domestic legal and fiscal policies, and geopolitical conditions and other risks disclosed in the Company’s periodic reports as filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement. 2

Disclaimers Non-GAAP Financial Measures The Company’s reported results are presented in accordance with GAAP. The Company also discloses the following non-GAAP financial measures: EBITDA, Adjusted EBITDA, Net Debt-to-Annualized Adjusted EBITDA, NAREIT FFO, NFFO, NOI and Same-Store NOI. The Company believes these non-GAAP financial measures are useful supplemental measures of its operating performance and used by investors and analysts to compare the operating performance of the Company between periods and to other REITs or companies on a consistent basis without having to account for differences caused by unanticipated and/or incalculable items. Definitions of the non-GAAP financial measures used herein and reconciliations to the most directly comparable financial measure calculated in accordance with GAAP can be found at the end of this Supplemental. See below for further information regarding the Company's non-GAAP financial measures. EBITDA and Adjusted EBITDA Management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA to facilitate internal and external comparisons to our historical operating results and in making operating decisions. EBITDA and Adjusted EBITDA are widely used by investors, lenders, credit and equity analysts in the valuation, comparison, and investment recommendations of companies. Additionally, EBITDA and Adjusted EBITDA are utilized by our Board of Directors to evaluate management. Neither EBITDA nor Adjusted EBITDA represents net income (loss) or cash flows provided by operating activities as determined in accordance with GAAP and should not be considered as alternative measures of profitability or liquidity. Finally, EBITDA and Adjusted EBITDA may not be comparable to similarly entitled items reported by other REITs or other companies. In addition, management uses Net Debt-to-Annualized Adjusted EBITDA as a measure of our ability to service our debt. NAREIT Funds from Operations (FFO) and Normalized Funds from Operations (NFFO) We believe that the use of FFO, which excludes the impact of real estate-related depreciation and amortization and impairments, provides a further understanding of our operating performance to investors, industry analysts and our management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, which may not be immediately apparent from net income (loss) as determined in accordance with GAAP. However, FFO and NFFO should not be construed to be (i) more relevant or accurate than the current GAAP methodology in calculating net income (loss) as an indicator of our operating performance, (ii) more relevant or accurate than GAAP cash flows from operations as an indicator of our liquidity or (iii) indicative of funds available to fund our cash needs, including our ability to make distributions to our stockholders. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO and NFFO measures and the adjustments to GAAP in calculating FFO and NFFO. Presentation of this information is intended to provide useful information to investors, industry analysts and management as they compare the operating performance metrics used by the REIT industry, although it should be noted that some REITs may use different methods of calculating funds from operations and normalized funds from operations, so comparisons with such REITs may not be meaningful. Net Operating Income We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are appropriate supplemental performance measures to reflect the performance of our operating assets because NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI exclude certain items that are not associated with the operations of the properties. We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are widely accepted measures of comparative operating performance in the real estate community and are useful to investors in understanding the profitability and operating performance of our property portfolio. However, our use of the terms NOI, Cash NOI, Pro-Rata Cash NOI and Same- Store NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing these amounts. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are not equivalent to our net income (loss) as determined under GAAP and may not be a useful measure in measuring operational income or cash flows. Furthermore, NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be considered as alternatives to net income (loss) as an indication of our operating performance or as an alternative to cash flows from operations as an indication of our liquidity. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be construed to be more relevant or accurate than the GAAP methodology in calculating net income (loss). NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should be reviewed in conjunction with other measurements as an indication of our performance. 3

Overview & Financial Highlights (as of 9/30/2025)

(dollars in thousands, except per share)

Portfolio Overview

	Campuses/ Properties	Beds/Units [1]	Leased % [2]	Wtd Avg Lease Term (years)	Pro-Rata [3][4] Annualized Cash NOI		Consolidated [4] Annualized Cash NOI	
Integrated Senior Health Campuses (ISHC)	133	13,545	89.6%	—	$273,400	61.1%	$273,400	60.9%
Outpatient Medical (OM)	73	3,825	86.5%	4.9	74,692	16.7%	74,692	16.7%
Senior Housing Operating Properties (SHOP)	73	5,934	87.6%	—	64,700	14.5%	64,932	14.5%
Triple-Net Leased Properties	18	1,420	100.0%	12.9	30,128	6.7%	30,900	6.9%
Debt Security Investment	—	—	—	—	4,660	1.0%	4,660	1.0%
Total	**297**			**6.8**	**$447,580**	**100.0%**	**$448,584**	**100.0%**

Same-Store NOI Performance[3][4]

	Campuses / Properties	Q3 2024	Q3 2025	% Change	YTD 9/30/2024	YTD 9/30/2025	% Change
ISHC	116	$52,047	$63,362	21.7%	$153,608	$184,265	20.0%
OM	67	18,058	18,586	2.9%	53,881	55,022	2.1%
SHOP	46	9,642	12,084	25.3%	27,173	34,088	25.4%
Triple-Net Leased Properties	17	7,364	7,375	0.1%	21,816	21,825	—%
Total	**246**	**$87,111**	**$101,407**	**16.4%**	**$256,478**	**$295,200**	**15.1%**

Consolidated Annualized Cash NOI



Debt Security Investment 1.0%
OM 16.7%
Triple-Net Leased Properties 6.9%
SHOP 14.5%
ISHC 60.9%

Earnings Highlights[4]

	Q3 2024	Q3 2025	% Change	YTD 9/30/2024	YTD 9/30/2025	% Change
NAREIT FFO per share - diluted	$0.27	$0.54	100.0%	$0.88	$1.32	50.0%
Normalized FFO per share - diluted	$0.36	$0.44	22.2%	$1.00	$1.25	25.0%

(1) Outpatient Medical represents GLA in thousands, rather than Beds/Units.
(2) ISHC and SHOP occupancies are quarter averages, while OM and Triple-Net Leased Properties are quarter-end spot occupancies.
(3) Represents all properties at Pro-Rata ownership based upon current quarter's ownership percentage.
(4) See reconciliations in the appendix of this presentation. Annualized Cash NOI shown as current quarter Cash NOI multiplied by four.
Note: Except as otherwise noted, all data herein is presented on a consolidated basis. The contents of this Supplemental are unaudited and totals may not add due to rounding.

American Healthcare REIT

4

Integrated Senior Health Campuses

(dollars in thousands)

Total Portfolio [1]	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	YTD 9/30/24	YTD 9/30/25
Campuses	127	126	125	124	133	—	—
IL/AL/MC units	5,584	5,565	5,530	5,431	6,045	5,584	6,045
SNF beds	7,436	7,355	7,310	7,226	7,500	7,436	7,500
Consolidated total beds/units	13,020	12,920	12,840	12,657	13,545	13,020	13,545
Average occupancy	86.9%	87.5%	88.5%	88.8%	89.6%	86.2%	89.0%
Cash revenue [2]	$409,626	$421,516	$421,884	$422,624	$449,719	$1,196,522	$1,294,227
Operating expenses	353,608	360,629	361,942	355,476	381,369	1,036,488	1,098,787
Cash NOI [2]	$56,018	$60,887	$59,942	$67,148	$68,350	$160,034	$195,440
Cash NOI margin %	13.7%	14.4%	14.2%	15.9%	15.2%	13.4%	15.1%
Maintenance Capex	$3,769	$4,569	$4,109	$3,711	$4,863	$10,180	$12,683

Same-Store [1]	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q3 2025 vs Q3 2024	YTD 9/30/24	YTD 9/30/25	YTD 2025 vs YTD 2024
Campuses	116	116	116	116	116		116	116	
Consolidated beds/units	11,944	11,940	11,942	11,936	11,938		11,944	11,938	
Average occupancy	87.4%	87.8%	88.8%	88.9%	90.2%	272 bps	86.9%	89.3%	242 bps
Same-Store revenue [2]	$299,030	$312,432	$319,457	$322,943	$335,735	12.3%	$882,551	$978,135	10.8%
Same-Store operating expenses	246,983	256,019	260,637	260,860	272,373	10.3%	728,943	793,870	8.9%
Compensation	157,092	165,918	162,590	165,088	171,342	9.1%	464,207	499,020	7.5%
Controllable [3]	80,481	81,343	87,657	85,216	90,890	12.9%	238,082	263,763	10.8%
Non-Controllable [4]	9,410	8,758	10,390	10,556	10,141	7.8%	26,654	31,087	16.6%
Same-Store NOI [2]	$52,047	$56,413	$58,820	$62,083	$63,362	21.7%	$153,608	$184,265	20.0%
Same-Store NOI margin %	17.4%	18.1%	18.4%	19.2%	18.9%	147 bps	17.4%	18.8%	143 bps

(1) Prior periods' information is presented to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) See reconciliations in the appendix of this presentation.
(3) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(4) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT

5

ISHC Revenue per Payor and Bed Type Average Daily Rate % of Resident Days Q3 2024 Q3 2025 % of Revenue Q3 2024 Q3 2025 Q3 2024 $380.56 Q3 2025 $403.90 % change 6.1% Private 11.7% 0.4% 10.9% 0.3% 13.6% 0.5% 12.8% 0.4% Managed care/insurance Medicaid $403.60 $310.94 $304.24 $651.34 $529.37 $418.78 $182.79 $13.58 $409.83 $320.52 $322.02 $696.98 $581.03 $449.21 $190.01 $13.35 1.5% 3.1% 23.1% 3.2% 21.0% 3.4% 21.8% 3.0% 19.6% 3.2% Hospice Medicaid Medicare 5.8% 7.0% 11.4% 5.9% 10.8% 7.2% 22.8% 9.5% 22.2% 12.2% 70.4% 25.7% 3.9% Medicare Advantage Total skilled nursing Total senior housing Ancillary revenue Total, including ancillary revenue 9.8% 7.3% 55.7% 44.3% 0.0% 53.6% 46.4% 0.0% 71.2% 24.7% 4.1% 3.9% (1.7%) 4.3% $325.63 $339.64 100.0% 100.0% 100.0% 100.0% Quality Mix 73.7% 75.6% 75.2% 77.2% 6

Outpatient Medical

(dollars and square feet in thousands, except revenue per square foot and NOI per square foot)

Total Portfolio	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	YTD 9/30/24	YTD 9/30/25
Properties	83	81	81	78	73	—	—
Consolidated GLA (sq ft)	4,400	4,262	4,260	3,952	3,825	4,400	3,825
Ending occupancy	88.1%	87.9%	87.4%	86.1%	86.5%	88.1%	86.5%
Cash revenue [1]	$33,305	$32,439	$32,697	$30,185	$30,131	$100,316	$93,013
Operating expenses	12,300	12,115	12,404	11,621	11,458	37,362	35,483
Cash NOI [1]	$21,005	$20,324	$20,293	$18,564	$18,673	$62,954	$57,530
Cash NOI margin %	63.1%	62.7%	62.1%	61.5%	62.0%	62.8%	61.9%
Revenue per square foot	$30.28	$30.44	$30.70	$30.55	$31.51	$30.40	$32.42
Cash NOI per square foot	$19.10	$19.07	$19.05	$18.79	$19.53	$19.08	$20.05
Maintenance Capex	$2,962	$3,724	$7,355	$2,904	$4,924	$8,295	$15,183

Same-Store	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q3 2025 vs Q3 2024	YTD 9/30/24	YTD 9/30/25	YTD 2025 vs YTD 2024
Properties	67	67	67	67	67		67	67	
Consolidated GLA (sq ft)	3,493	3,493	3,490	3,493	3,493		3,493	3,493	
Ending occupancy	92.1%	92.3%	92.2%	91.7%	91.8%	(29 bps)	92.1%	91.8%	(29 bps)
Same-Store revenue [1]	$28,327	$28,529	$28,806	$28,677	$29,359	3.6%	$84,764	$86,842	2.5%
Same-Store operating expenses	10,269	10,365	10,579	10,468	10,773	4.9%	30,883	31,820	3.0%
Same-Store NOI [1]	$18,058	$18,164	$18,227	$18,209	$18,586	2.9%	$53,881	$55,022	2.1%
Same-Store NOI margin %	63.7%	63.7%	63.3%	63.5%	63.3%	(44 bps)	63.6%	63.4%	(21 bps)
Same-Store revenue per square foot	$32.44	$32.67	$33.02	$32.84	$33.62		$32.36	$33.15	
Same-Store NOI per square foot	$20.68	$20.80	$20.89	$20.85	$21.28		$20.57	$21.00	

(1) See reconciliations in the appendix of this presentation.

American Healthcare REIT
7

Outpatient Medical (as of 9/30/2025) (dollars and square feet in thousands) Tenants ABR % S&P Credit Rating Christus Good Shepherd Health System Prime Healthcare Montefiore Medical Center Atrius Health, Inc. Cullman Regional Medical Center Remaining portfolio Total $7,868 3,684 2,464 2,249 1,945 68,600 9.1% 4.2% 2.8% 2.6% 2.2% A B- BBB- BBB — 79.0% 100.0% $86,810 OM Absorption Trailing 12-months Retention 84.0% Occupied Square Feet as of December 31, 2024 3,747 (501) 426 Expirations Renewals New leases 51 Square Feet % On-campus/adjacent Off-campus Affiliated Unaffiliated Total 1,822 47.6% Terminations (36) — Adjustment/remeasurement Dispositions 1,123 880 3,825 29.4% 23.0% 100.0% (379) 3,308 Occupied Square Feet as of September 30, 2025 8

Outpatient Medical (as of 9/30/2025) (dollars and square feet in thousands, except average rent per square foot) Expiring Leases (1) % of GLA ABR (2) # of Expiring % of Total ABR Average Rent per Sq. Ft. $23.21 Year Total Sq. Ft. Leases 2025 2026 2027 2028 2029 33 48 57 63 62 171 199 380 528 522 5.2% 6.0% $3,969 4,432 4.0% 4.5% 10.9% 15.9% 15.0% 49.7% 100.0% 22.27 28.34 29.72 28.42 32.09 $29.67 11.4% 15.9% 15.7% 45.8% 100.0% 10,770 15,693 14,834 49,031 $98,729 Thereafter 163 426 1,528 3,328 Total (1) Includes future leases signed, but not commenced. (2) Indicates total ABR expiring in the applicable year. 9

Senior Housing Operating Properties

(dollars in thousands, except RevPOR, and Pro-Rata)

Total Portfolio	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	YTD 9/30/24	YTD 9/30/25
Properties	69	70	69	70	73	—	—
IL/AL/MC units	5,353	5,465	5,391	5,578	5,833	5,353	5,833
SNF beds	95	100	100	101	101	95	101
Consolidated total beds/units	5,448	5,565	5,491	5,679	5,934	5,448	5,934
Average occupancy	85.2%	86.0%	85.5%	85.7%	87.6%	83.9%	86.3%
Cash revenue [1]	$66,945	$73,271	$73,376	$77,184	$82,061	$189,674	$232,621
Operating expenses	55,709	60,676	61,347	62,309	65,886	161,887	189,542
Cash NOI [1]	$11,236	$12,595	$12,029	$14,875	$16,175	$27,787	$43,079
Cash NOI margin %	16.8%	17.2%	16.4%	19.3%	19.7%	14.6%	18.5%
RevPOR	$5,006	$5,136	$5,246	$5,346	$5,354	$4,915	$5,316
Maintenance Capex	$4,485	$4,393	$2,814	$3,489	$4,559	$8,770	$10,862

Same-Store	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q3 2025 vs Q3 2024	YTD 9/30/24	YTD 9/30/25	YTD 2025 vs YTD 2024
Properties	46	46	46	46	46		46	46	
Consolidated beds/units	4,041	4,068	4,082	4,082	4,087		4,041	4,087	
Average occupancy	87.2%	87.7%	86.8%	86.9%	88.9%	169 bps	85.9%	87.6%	165 bps
Same-Store revenue [1]	$51,588	$52,726	$53,808	$54,730	$56,133	8.8%	$151,657	$164,671	8.6%
Same-Store operating expenses	41,946	42,774	43,323	43,211	44,049	5.0%	124,484	130,583	4.9%
Compensation	24,794	25,329	25,077	25,431	25,664	3.5%	74,123	76,172	2.8%
Controllable [2]	14,434	14,834	15,458	15,137	15,697	8.8%	41,925	46,292	10.4%
Non-Controllable [3]	2,718	2,611	2,788	2,643	2,688	(1.1%)	8,436	8,119	(3.8%)
Same-Store NOI [1]	$9,642	$9,952	$10,485	$11,519	$12,084	25.3%	$27,173	$34,088	25.4%
Same-Store NOI margin %	18.7%	18.9%	19.5%	21.0%	21.5%	284 bps	17.9%	20.7%	278 bps
RevPOR	$4,919	$4,964	$5,109	$5,186	$5,196	5.6%	$4,868	$5,163	6.1%

(1) See reconciliations in the appendix of this presentation.
(2) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(3) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT

10

ISHC & SHOP Partners (as of 9/30/2025) Number of Properties/Campuses Pro-Rata Share Beds/Units Consolidated Beds/Units Partner/Operator State Trilogy Management Services KY,IN,MI,OH,WI 135 13,755 13,755 Senior Solutions Management Group AR,MS,TX,LA,MO,GA 20 16 11 14 6 1,655 946 1,685 946 Compass Senior Living Priority Life Care OR, WA, ID IN, MI 919 919 Cogir Senior Living Heritage Senior Living Heritage Communities Great Lakes Management Total NC,CA,UT,WA PA,VA 904 904 839 839 NE 2 220 220 MN 2 211 211 206 19,449 19,479 11

Triple-Net Leased Properties

(dollars in thousands and Pro-Rata)

Total Portfolio	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	YTD 9/30/24	YTD 9/30/25
Properties	27	19	19	19	18	—	—
AL/MC beds/units	538	538	538	538	538	538	538
SNF beds	2,061	956	960	960	882	2,061	882
Consolidated total beds/units	2,599	1,494	1,498	1,498	1,420	2,599	1,420
Average operator occupancy [1]	91.4%	89.2%	89.0%	89.3%	88.5%	91.4%	88.9%
Cash revenue [2]	$10,305	$8,096	$8,225	$8,247	$8,027	$30,875	$24,499
Debt security investment	2,453	2,117	1,481	1,163	1,165	6,573	3,809
Operating expenses	482	541	939	779	495	1,733	2,213
Cash NOI [2]	$12,276	$9,672	$8,767	$8,631	$8,697	$35,715	$26,095
Cash NOI margin %	96.2%	94.7%	90.3%	91.7%	94.6%	95.4%	92.2%

Same-Store	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q3 2025 vs Q3 2024	YTD 9/30/24	YTD 9/30/25	YTD 2025 vs YTD 2024
Properties	17	17	17	17	17		17	17	
Consolidated beds/units	1,360	1,360	1,364	1,364	1,364		1,360	1,364	
Average operator occupancy [1]	88.0%	89.0%	89.0%	88.9%	88.2%	15 bps	87.8%	88.7%	90 bps
Same-Store revenue [2]	$7,815	$7,823	$7,782	$7,803	$7,870	0.7%	$23,414	$23,455	0.2%
Same-Store operating expenses	451	516	639	496	495	9.8%	1,598	1,630	2.0%
Same-Store NOI [2]	$7,364	$7,307	$7,143	$7,307	$7,375	0.1%	$21,816	$21,825	0.0%
Same-Store NOI margin %	94.2%	93.4%	91.8%	93.6%	93.7%	(52 bps)	93.2%	93.1%	(12 bps)
Same-Store NOI (constant currency) [3]	$7,376	$7,341	$7,198	$7,286	$7,342	(0.5%)	$21,925	$21,825	(0.5%)

(1) Facilities are 100% triple-net leased and operators' occupancies excludes hospitals.
(2) See reconciliations in the appendix of this presentation.
(3) Includes currency adjustment for UK properties at 9/30/2025 YTD average GBP/USD rate of 1.31.

American Healthcare REIT
12

Triple-Net Leased Properties Rent Coverage Stratification

	Contribution to Pro-Rata Cash NOI at each Coverage Stratification for Q3 2025 [(1)]											
	Tenant EBITDAR Coverage						Tenant EBITDARM Coverage					
Coverage	Senior Housing-Leased	SNFs	Hospital	Total	Weighted Average Maturity (years)	Number of Leases	Senior Housing-Leased	SNFs	Hospital	Total	Weighted Average Maturity (years)	Number of Leases
< 0.80x	—	—	1.7%	1.7%	11.7	1	—	—	1.7%	1.7%	11.7	1
0.80x - 0.89x	—	—	—	—	—	—	—	—	—	—	—	—
0.90x - 0.99x	0.6%	—	—	0.6%	6.7	1	—	—	—	—	—	—
1.00x - 1.09x	—	—	—	—	—	—	—	—	—	—	—	—
1.10x - 1.19x	—	0.1%	—	0.1%	8.5	1	0.6%	—	—	0.6%	6.7	1
1.20x - 1.29x	1.2%	—	—	1.2%	25.0	1	—	—	—	—	—	—
1.30x - 1.39x	—	—	—	—	—	—	—	—	—	—	—	—
1.40x - 1.49x	—	—	—	—	—	—	1.2%	—	—	1.2%	25.0	1
1.50x - 1.59x	—	1.6%	—	1.6%	15.8	1	—	—	—	—	—	—
1.60x - 1.69x	—	—	—	—	—	—	—	—	—	—	—	—
1.70x - 1.79x	—	—	—	—	—	—	—	0.1%	—	0.1%	8.5	1
1.80x - 1.89x	—	—	—	—	—	—	—	—	—	—	—	—
1.90x - 1.99x	—	1.2%	—	1.2%	5.1	1	—	—	—	—	—	—
> 2.00x	—	—	0.3%	0.3%	8.2	1	—	2.8%	0.3%	3.1%	12.3	3
Total	**1.8%**	**2.9%**	**2.0%**	**6.7%**	**12.9**	**7**	**1.8%**	**2.9%**	**2.0%**	**6.7%**	**12.9**	**7**
Segment rent coverage [(2)]	**1.14x**	**1.68x**	**1.79x**	**1.58x**			**1.38x**	**2.16x**	**2.02x**	**1.92x**		
Tenant Occupancy	**87.4%**	**89.2%**	**N/A**	**88.5%**			**87.4%**	**89.2%**	**N/A**	**88.5%**		

(1) Represents trailing twelve month coverage metrics as of June 30, 2025. Percentages are based on Pro-Rata Cash NOI for the three months ended September 30, 2025.
(2) Represents combined coverage metrics for all leases within each property type and total segment.

American Healthcare REIT

13

Revenue and Lease Expiration(1) (as of 9/30/2025) (dollars in thousands) ABR of Expiring Leases (2) as % of Total ABR Triple-Net Leased Year 2025 2026 2027 2028 OM $3,969 4,432 10,770 15,693 14,834 49,031 Properties Interest Income (3) Total $3,969 4,432 10,770 19,706 14,834 86,210 4.0% 4.5% 10.9% 15.9% 15.0% 49.7% $— — — — — 0.0% 0.0% 0.0% 0.0% 0.0% $— — — 0.0% 0.0% 0.0% 2.8% 3.2% 7.7% 14.1% 10.6% 61.6% 4,013 — 100.0% 0.0% 2029 Thereafter 37,179 100.0% — 0.0% Total $98,729 100.0% $37,179 100.0% $4,013 100.0% $139,921 100.0% (1) Excludes ISHC and SHOP. (2) Total ABR expiring in the applicable year. Month-to-month leases are included as expirations in 2025. (3) Represents total interest income from debt security investment. 14

Debt Maturities and Principal Payments (as of 9/30/2025)

(dollars in thousands)

Period	Line of Credit and Term Loan	Mortgage Loans Payable	Noncontrolling Interest's Share of Mortgage Loans Payable	Combined Pro-Rata Debt	% of Combined Pro-Rata Debt	Weighted Average Interest Rate [2] [3]
2025	$—	$5,447	$(68)	$5,379	0.4%	3.40%
2026	—	159,687	(8,077)	151,610	9.9%	3.06%
2027	550,000	56,182	—	606,182	39.5%	5.25%
2028	—	139,740	—	139,740	9.1%	4.40%
2029	—	16,963	—	16,963	1.1%	3.36%
Thereafter [1]	—	612,993	—	612,993	40.0%	3.79%
Total	**$550,000**	**$991,012**	**$(8,145)**	**$1,532,867**	**100.0%**	
Weighted interest rate [2][3]	**5.43%**	**3.73%**	**2.64%**	**4.34%**		
Weighted average maturity (years)	**1.3**	**18.7**	**0.7**	**12.6**		
Percentage of variable-rate debt	**— %**	**— %**	**— %**	**— %**		

(1) Debt maturing after 2029 has a weighted average maturity date of April 2052 (27 Years).
(2) Interest rates reflect two in-place swap derivatives for $275 million each, which mature on January 19, 2026 with strike at 4.41% and 3.74%.
The Company has two additional interest rate swap derivatives for $350 million and $200 million with strikes at 3.51% and 3.52%, respectively, which will be effective on January 20, 2026 and mature on January 19, 2027.
(3) Does not include interest rate impact from mortgage insurance premiums and equipment financing.

American Healthcare REIT
15

Year-to-Date 2025 Real Estate Acquisitions and Dispositions (dollars and square feet in thousands) Acquisitions Number of Properties/ Campuses 2 Gross Purchase Average Cost per Reportable Segment Integrated Senior Health Campuses - Lease buyouts Beds/Units Price Bed/Unit 159 $23,332 $147 Integrated Senior Health Campuses - Unconsolidated joint venture interest (1) 5 4 4 704 316 437 $157,347 $65,250 $131,000 $224 $206 $300 Integrated Senior Health Campuses SHOP Dispositions Number of Properties/ Reportable Segment SHOP Outpatient Medical Triple-Net Leased Properties Integrated Senior Health Campuses Campuses Beds/Units/GLA (2) Gross Proceeds 1 8 1 2 88 438 78 $3,250 $30,604 $6,600 270 $16,000 (1) Gross Purchase Price represents 100% of total assets. The Company acquired the remaining 51% interest it did not previously own in the unconsolidated joint venture in July 2025 . (2) Outpatient Medical represents Square Feet GLA in thousands. 16

Real Estate Development & Expansions

(dollars in thousands)

Project Name	State	Segment	Type of Project	Beds/Units	Spent To Date	Total Expected Cost	Development Timing: Construction Start	Development Timing: Expected Completion
Portage	MI	ISHC	New Campus	108	$13,644	$22,854	Q3 2024	Q2 2026
Sylvania	OH	ISHC	IL Villas	26	7,980	8,175	Q3 2024	Q4 2025
Harrodsburg	KY	ISHC	IL Villas	32	7,547	9,951	Q3 2024	Q4 2025
Greenfield	IN	ISHC	IL Villas	16	3,467	3,752	Q4 2024	Q1 2026
Ottawa	OH	ISHC	IL Villas	30	5,331	8,569	Q1 2025	Q4 2025
Mooresville	IN	ISHC	Wing Expansion	27	1,123	4,463	Q1 2025	Q3 2026
Scio Township	MI	ISHC	New Campus	109	7,515	26,651	Q3 2025	Q1 2027
Holly	MI	ISHC	New Campus	114	2,822	29,692	Q3 2025	Q1 2027
Lowell	IN	ISHC	IL Villas	48	163	13,075	Q3 2025	Q4 2026
Noblesville	IN	ISHC	IL Villas	34	275	10,401	Q3 2025	Q4 2026
Lafayette	IN	ISHC	IL Villas	8	21	2,505	Q3 2025	Q4 2026
Lagrange	KY	ISHC	IL Villas	26	914	8,791	Q3 2025	Q4 2026
Tiffin	OH	ISHC	IL Villas	48	533	11,396	Q3 2025	Q4 2026
Harrison	OH	ISHC	IL Villas	32	76	9,653	Q3 2025	Q2 2027
Jasper	IN	ISHC	Wing Expansion	8	269	2,105	Q3 2025	Q3 2026
Warsaw	IN	ISHC	Wing Expansion	24	99	4,868	Q3 2025	Q4 2026
Total				**690**	**$51,779**	**$176,901**		

Recently Completed Projects[(1)]

Project Name	State	Segment	Type of Project	Beds/Units	Spent To Date	Construction Completion
Waterford Place	IN	ISHC	IL Villas	22	$6,577	Q3 2024
Oak Ridge	IN	ISHC	IL Villas	10	3,301	Q3 2024
Total				**32**	**$9,878**	

(1) Includes projects that have been completed in the last five quarters. Certain projects that have been completed more than five quarters ago may not yet be stabilized.

American Healthcare REIT

17

2025 Guidance[1]

(dollars in millions, except per share)

NAREIT FFO and NFFO Attributable to Common Stockholders

	2025 Guidance -Revised			
	FY 2025		FY 2025 - per diluted share	
	Low	High	Low	High
Net income attributable to common stockholders	$78.00	$83.00	$0.47	$0.50
Depreciation and amortization (2)	182.00	182.00	1.10	1.10
Gain on re-measurement of previously held equity interest (2)	(14.60)	(14.60)	(0.09)	(0.09)
Impairment and gains/losses from dispositions (2)	38.10	38.10	0.23	0.23
NAREIT FFO attributable to common stockholders	**$283.50**	**$288.50**	**$1.71**	**$1.74**
Amortization of other intangible assets/liabilities (2)	1.40	1.40	0.01	$0.01
Change in deferred rent (2)	(2.40)	(2.40)	(0.01)	$(0.01)
Non-cash impact of changes to equity plan (2)(3)	12.80	12.80	0.08	$0.08
Non-cash income tax benefits (2)	(21.40)	(21.40)	(0.13)	$(0.13)
Other adjustments (4)	6.20	6.20	0.04	$0.04
Normalized FFO attributable to common stockholders	**$280.10**	**$285.10**	**$1.69**	**$1.72**
Weighted average diluted shares (in millions)	**165.9**	**165.9**		

FY 2025 Total Portfolio Same-Store NOI Growth Guidance

- 13.0% - 15.0%

FY 2025 Segment-Level Same-Store NOI Growth / (Decline) Guidance

- ISHC: 17.0% - 20.0%
- Outpatient Medical: 2.0% - 2.4%
- SHOP: 24.0% - 26.0%
- Triple-Net Leased Properties: (0.3%) - 0.3%

Other FY 2025 Guidance Assumptions

- General and administrative expenses of $56 million to $58 million
- Interest expense of $85 million to $88 million
- Other income of $3.5 million to $4.5 million
- Expect to spend ~$80 million for new development starts and on-going development projects
- Closed over $575 million of new investments as of November 6, 2025.

(1) The Company's guidance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside of the Company's control. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company's filings with the Securities and Exchange Commission. Totals may not add due to rounding. Non-GAAP financial measures and other terms, as used in this supplemental, are also defined and further explained in the appendix. The Company is unable to provide, without unreasonable effort, guidance for the most comparable GAAP financial measures of total revenues and property operating and maintenance expenses. Additionally, a reconciliation of the forward-looking non-GAAP financial measures of Same-Store NOI growth to the comparable GAAP financial measures cannot be provided without unreasonable effort because the Company is unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, impairment on depreciated real estate assets, net gain or loss on sale of real estate assets, stock-based compensation, casualty loss, non-Same-Store revenue, and non-Same-Store operating expenses. These items are uncertain, depend on various factors, and could have a material impact on the Company's GAAP results for the guidance period. See reconciliations in the appendix of this presentation.

(2) Amounts are presented net of noncontrolling interests' share and AHR's share of unconsolidated entities.

(3) Amounts represent amortization of equity compensation and fair value adjustments to performance-based equity compensation.

(4) Includes adjustments for capitalized interest, transaction, transition and restructuring costs and additional items as noted in the Company's definition for NFFO.

American Healthcare REIT

18

Components of NAV[1]

(dollars and square feet in thousands)

Segment		# of Properties/ Campuses	Square Feet	Total Beds/Units	Q3 2025 Cash NOI [2]	Q3 2025 Ann. Cash NOI [2]
ISHC		133	9,916	13,545	$69,394	$277,576
Outpatient Medical		73	3,825		18,673	74,692
SHOP - Grouped by avg Occupancy						
	>80%	56	4,094	4,442	15,483	61,932
	60%-80%	15	1,199	1,362	903	3,612
	<60%	2	99	130	(153)	(612)
Triple-Net Leased Properties [3]		17	961	1,364	7,569	30,276
Total		296	20,094	20,843	$111,869	$447,476

Obligations (Outstanding principal balance as of 9/30/25)	Pro-Rata	Consolidated	Weighted Avg. Interest Rate
Mortgage debt	$982,867	$991,012	3.73%
Revolving LOC	—	—	5.74%
Term loan[4]	550,000	550,000	5.43%
Total debt	$1,532,867	$1,541,012	
Cash, cash equivalents and restricted cash pertaining to debt	(183,375)	(183,489)	
Net Debt	$1,349,492	$1,357,523	
Other tangible liabilities, net:			
Accounts payable and accrued liabilities	297,718	297,790	
Other	52,256	52,266	
Total other tangible liabilities, net	349,974	350,056	
Financing	34,040	34,040	
Lease obligations	141,276	141,276	
Net obligations	$1,874,782	$1,882,895	
Other Assets			
Debt security investment, gross	$91,887	$91,887	
Other tangible assets:			
Accounts receivable	188,597	188,604	
Capital expenditures	61,090	61,094	
Inventory	20,242	20,242	
Other	41,049	41,075	
Total other tangible assets	310,978	311,015	
Sold assets/assets expected to be sold	7,100	7,100	
Total other assets	$409,965	$410,002	
Common Shares and OP Units Issued and Outstanding			
Total common shares	171,031,062	171,031,062	
Total OP Units	2,004,216	2,004,216	
Total common shares and OP Units	173,035,278	173,035,278	

(1) Dollars, square feet and beds/units are presented on a consolidated basis as of September 30, 2025.
(2) Cash NOI is adjusted to exclude non-recurring items for the three months ended September 30, 2025.
(3) Excludes interest income from debt security investment.
(4) Weighted average rates reflect in-place swap derivatives.

American Healthcare REIT
19

Third Quarter 2025 Supplemental Appendix Non-GAAP Reconciliations and Defined Terms 20

FFO / NFFO Reconciliation[1]

(in thousands, except share and per share amounts)

	Q3 2025	Q3 2024	YTD 9/30/2025	YTD 9/30/2024
Net income (loss)	$56,639	$(3,093)	$59,878	$(3,171)
Depreciation and amortization related to real estate — consolidated properties	49,115	44,208	131,980	132,163
Depreciation and amortization related to real estate — unconsolidated entities	15	310	1,018	682
Impairment of real estate investments — consolidated properties	3,768	—	38,133	—
(Gain) loss on dispositions of real estate investments, net — consolidated properties	(691)	4	2,344	(2,257)
Gain on re-measurement of previously held equity interest	(14,580)	—	(14,580)	—
Net income attributable to noncontrolling interests	(712)	(1,033)	(847)	(2,868)
Depreciation, amortization, impairments, net gain/loss on dispositions and gain on re-measurement — noncontrolling interests	(521)	(4,756)	(2,216)	(15,865)
NAREIT FFO attributable to controlling interest	**93,033**	**35,640**	**215,710**	**108,684**
Transaction, transition and restructuring costs	50	3,537	1,808	6,334
Amortization of above- and below-market leases	295	432	1,063	1,277
Amortization of closing costs — debt security investment	11	82	60	238
Change in deferred rent	(485)	(598)	(1,877)	(1,743)
Non-cash impact of changes to equity instruments	3,429	2,630	9,170	7,330
Capitalized interest	(401)	(56)	(843)	(261)
(Gain) loss on debt and derivative extinguishments	(22)	572	1,784	1,852
(Gain) loss in fair value of derivative financial instruments	(166)	8,967	1,213	2,162
Foreign currency loss (gain)	977	(2,689)	(3,181)	(2,345)
Non-cash income tax benefit	(21,401)	—	(21,401)	—
Adjustments for unconsolidated entities	(1)	(71)	4	(319)
Adjustments for noncontrolling interests	211	(758)	139	(683)
Normalized FFO attributable to controlling interest	**$75,530**	**$47,688**	**$203,649**	**$122,526**
NAREIT FFO and Normalized FFO weighted average common share outstanding — diluted	**169,802,090**	**134,246,574**	**162,908,219**	**123,277,819**
NAREIT FFO per common share attributable to controlling interest — diluted	**$0.54**	**$0.27**	**$1.32**	**$0.88**
Normalized FFO per common share attributable to controlling interest — diluted	**$0.44**	**$0.36**	**$1.25**	**$1.00**
Distributions paid to common stockholders	$41,241	$32,997	$120,666	$82,591

(1) Totals may not add due to rounding.

American Healthcare REIT

21

Adjusted EBITDA Reconciliation (in thousands) Q3 2025 $56,639 Net income Interest expense, net (including amortization of deferred financing costs, debt discount/premium and loss on debt extinguishments) Income tax benefit Depreciation and amortization (including amortization of leased assets and accretion of lease liabilities) 20,392 (21,092) 49,622 EBITDA 105,561 Income from unconsolidated entities (462) (631) 3,429 50 Straight line rent and amortization of above/below market leases Non-cash impact of changes to equity instruments Transaction, transition and restructuring costs Gain on dispositions of real estate investments, net Amortization of closing costs — debt security investment Foreign currency loss (691) 11 977 Gain in fair value of derivative financial instruments Impairment of real estate investments (166) 3,768 (14,580) 1,044 Gain on re-measurement of previously held equity interest Non-recurring one-time items Adjusted EBITDA $98,310 22

Coverage Ratios and Net Debt Reconciliation(1) (dollars in thousands) Q3 2025 Interest Coverage Ratios Interest expense(2) $20,392 401 Capitalized interest Gain on extinguishment of debt Non-cash interest expense(3) Total Interest 22 (1,393) $19,422 Interest Coverage Ratio(4) 5.1X Fixed Charges Coverage Ratio Total interest $19,422 Secured debt principal amortization Total Fixed Charges 5,250 $24,672 Fixed Charge Coverage Ratio(4) 4.0X Total debt $1,541,012 (147,364) (36,125) Cash and cash equivalents Restricted cash pertaining to debt Net Debt $1,357,523 Net Debt-to-Annualized Adjusted EBITDA 3.5X (1) The details of the Adjusted EBITDA calculation can be found on the previous page. (2) Includes approximately $1.7 million of cash interest expense from mortgage insurance premiums and equipment financing. (3) Non-cash interest expense includes amortization of loan fees and debt discount/premium. (4) Interest Coverage Ratio calculated as Adjusted EBITDA divided by Total Interest. Fixed Charges Coverage Ratio calculated as Adjusted EBITDA divided by Total Fixed Charges. 23

Same-Store Property Reconciliation For the Nine Months Ended September 30, 2025 Integrated Senior Health Campuses Triple-Net Leased Properties Outpatient Medical SHOP Total properties/campuses Recent acquisition 133 73 — 73 (24) (2) 18 (9) — — (1) — Non-Core Properties (6) — Expansion and development Same-Store properties (8) (1) 116 67 46 17 24

Cash NOI Reconciliation

(in thousands)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	YTD 9/30/24	YTD 9/30/25
Net (loss) income	$(3,093)	$(32,429)	$(6,840)	$10,079	$56,639	$(3,171)	$59,878
General and administrative	11,921	12,064	13,155	14,943	14,108	35,495	42,206
Transaction, transition and restructuring costs	3,537	807	1,837	(79)	50	6,334	1,808
Depreciation and amortization	44,246	46,915	41,114	41,941	49,181	132,277	132,236
Interest expense	30,395	30,301	22,945	22,632	20,392	97,429	65,969
Loss (gain) in fair value of derivative financial instruments	8,967	(3,192)	750	629	(166)	2,162	1,213
Loss (gain) on dispositions of real estate investments, net	4	(2,956)	359	2,676	(691)	(2,257)	2,344
Impairment of real estate investments	—	45,755	21,706	12,659	3,768	—	38,133
Loss (income) from unconsolidated entities	2,123	2,505	1,848	1,238	(462)	4,363	2,624
Gain on re-measurement of previously held equity interest	—	—	—	—	(14,580)	—	(14,580)
Foreign currency (gain) loss	(2,689)	3,119	(1,416)	(2,742)	977	(2,345)	(3,181)
Other income, net	(2,138)	(4,246)	(1,525)	(1,480)	(2,309)	(7,107)	(5,314)
Income tax expense (benefit)	263	486	604	732	(21,092)	1,227	(19,756)
Total NOI	93,536	99,129	94,537	103,228	105,815	264,407	303,580
Straight line rent	(682)	(672)	(735)	(821)	(730)	(2,563)	(2,286)
Facility rental expense	7,619	7,642	7,499	7,278	7,030	24,347	21,807
Other non-cash adjustments	323	158	202	182	133	1,030	517
Cash NOI from dispositions	—	(2,508)	(221)	(393)	(102)	—	(716)
Cash NOI attributable to noncontrolling interests[1]	(261)	(271)	(251)	(256)	(251)	(731)	(758)
Cash NOI	$100,535	$103,478	$101,031	$109,218	$111,895	$286,490	$322,144

(1) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT

25

Same-Store NOI Reconciliation (1/2)

(in thousands)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	YTD 9/30/24	YTD 9/30/25
Integrated Senior Health Campuses							
NOI	$48,399	$53,586	$52,717	$60,068	$61,320	$135,687	$174,105
Facility rental expense	7,619	7,642	7,499	7,278	7,030	24,347	21,807
Cash NOI from dispositions	—	(341)	(274)	(198)	—	—	(472)
Cash NOI (1)	56,018	60,887	59,942	67,148	68,350	160,034	195,440
New acquisitions/dispositions/other (1)	(4,314)	(4,013)	(559)	(5,065)	(6,032)	(5,819)	(11,656)
Non-Core Properties (1)	(631)	(461)	(563)	—	—	(1,581)	(563)
Other normalizing adjustments (1)	974	—	—	—	1,044	974	1,044
Same-Store NOI (1)	$52,047	$56,413	$58,820	$62,083	$63,362	$153,608	$184,265
Outpatient Medical							
NOI	$21,066	$20,800	$20,509	$19,062	$19,128	$63,055	$58,699
Straight line rent	(148)	(134)	(173)	(259)	(243)	(434)	(675)
Other non-cash adjustments	87	(81)	(41)	(36)	(85)	333	(162)
Cash NOI from dispositions	—	(261)	(2)	(203)	(127)	—	(332)
Cash NOI	21,005	20,324	20,293	18,564	18,673	62,954	57,530
Dispositions	(663)	—	—	—	—	(2,119)	—
Non-Core Properties	(2,284)	(2,160)	(2,066)	(355)	(87)	(6,954)	(2,508)
Same-Store NOI	$18,058	$18,164	$18,227	$18,209	$18,586	$53,881	$55,022
SHOP							
NOI	$11,307	$12,675	$12,036	$14,932	$16,208	$27,957	$43,176
Cash NOI from dispositions	—	—	55	8	25	—	88
Cash NOI attributable to noncontrolling interests (2)	(71)	(80)	(62)	(65)	(58)	(170)	(185)
Cash NOI (2)	11,236	12,595	12,029	14,875	16,175	27,787	43,079
New acquisitions/dispositions	(2,472)	(3,156)	(2,139)	(4,002)	(4,595)	(3,804)	(10,736)
Development conversion	664	576	360	277	343	1,714	980
Non-Core Properties	81	31	112	167	161	505	440
Other normalizing adjustments	133	(94)	123	202	—	971	325
Same-Store NOI (2)	$9,642	$9,952	$10,485	$11,519	$12,084	$27,173	$34,088

(1) Prior periods' information is presented to reflect the increase in ownership to 100.0% in the Company's ISHC segment effective September 2024.
(2) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT 26

Same-Store NOI Reconciliation (2/2)

(in thousands)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	YTD 9/30/24	YTD 9/30/25
Triple-Net Leased Properties							
NOI	$12,764	$12,068	$9,275	$9,166	$9,159	$37,708	$27,600
Straight line rent	(534)	(538)	(562)	(562)	(487)	(2,129)	(1,611)
Other non-cash adjustments	236	239	243	218	218	697	679
Cash NOI from dispositions	—	(1,906)	—	—	—	—	—
Cash NOI attributable to noncontrolling interest [2]	(190)	(191)	(189)	(191)	(193)	(561)	(573)
Cash NOI	12,276	9,672	8,767	8,631	8,697	35,715	26,095
Debt security investment	(2,453)	(2,117)	(1,481)	(1,163)	(1,165)	(6,573)	(3,809)
Dispositions	(2,163)	—	—	—	—	(6,454)	—
Non-Core Properties	(296)	(248)	(143)	(161)	(157)	(872)	(461)
Same-Store NOI	$7,364	$7,307	$7,143	$7,307	$7,375	$21,816	$21,825
Total Portfolio							
NOI	$93,536	$99,129	$94,537	$103,228	$105,815	$264,407	$303,580
Straight line rent	(682)	(672)	(735)	(821)	(730)	(2,563)	(2,286)
Facility rental expense	7,619	7,642	7,499	7,278	7,030	24,347	21,807
Other non-cash adjustments	323	158	202	182	133	1,030	517
Cash NOI from dispositions	—	(2,508)	(221)	(393)	(102)	—	(716)
Cash NOI attributable to noncontrolling interests [2]	(261)	(271)	(251)	(256)	(251)	(731)	(758)
Cash NOI [1][2]	100,535	103,478	101,031	109,218	111,895	286,490	322,144
Debt security investment	(2,453)	(2,117)	(1,481)	(1,163)	(1,165)	(6,573)	(3,809)
New acquisitions/dispositions/other [1]	(9,612)	(7,169)	(2,698)	(9,067)	(10,627)	(18,196)	(22,392)
Development conversion	664	576	360	277	343	1,714	980
Non-Core Properties [1]	(3,130)	(2,838)	(2,660)	(349)	(83)	(8,902)	(3,092)
Other normalizing adjustments [1]	1,107	(94)	123	202	1,044	1,945	1,369
Same-Store NOI [1][2]	$87,111	$91,836	$94,675	$99,118	$101,407	$256,478	$295,200

(1) Prior periods' information is presented to reflect the increase in ownership to 100.0% in the Company's ISHC segment effective September 2024.
(2) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT
27

Same-Store Revenue Reconciliation (1/2)

(in thousands)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	YTD 9/30/24	YTD 9/30/25
Integrated Senior Health Campuses							
GAAP revenue	$409,626	$423,290	$423,364	$423,825	$449,719	$1,196,522	$1,296,908
Cash revenue from dispositions	—	(1,774)	(1,480)	(1,201)	—	—	(2,681)
Cash revenue [1]	409,626	421,516	421,884	422,624	449,719	1,196,522	1,294,227
Revenue attributable to new acquisitions/dispositions/other [1]	(105,755)	(105,457)	(98,572)	(99,681)	(113,984)	(302,224)	(312,237)
Revenue attributable to Non-Core Properties [1]	(3,605)	(3,627)	(3,855)	—	—	(10,511)	(3,855)
Other normalizing revenue adjustments [1]	(1,236)	—	—	—	—	(1,236)	—
Same-Store revenue [1]	$299,030	$312,432	$319,457	$322,943	$335,735	$882,551	$978,135
Outpatient Medical							
GAAP revenue	$33,715	$33,276	$33,194	$31,254	$31,181	$101,464	$95,629
Straight line rent	(148)	(134)	(173)	(259)	(243)	(434)	(675)
Other non-cash adjustments	(262)	(399)	(324)	(350)	(380)	(714)	(1,054)
Cash revenue from dispositions	—	(304)	—	(460)	(427)	—	(887)
Cash revenue	33,305	32,439	32,697	30,185	30,131	100,316	93,013
Revenue attributable to dispositions	(881)	—	—	—	—	(3,029)	—
Revenue attributable to Non-Core Properties	(4,097)	(3,910)	(3,891)	(1,508)	(772)	(12,523)	(6,171)
Same-Store revenue	$28,327	$28,529	$28,806	$28,677	$29,359	$84,764	$86,842
SHOP							
GAAP revenue	$67,208	$73,543	$73,812	$77,460	$82,339	$190,443	$233,611
Cash revenue from dispositions	—	—	(166)	—	—	—	(166)
Cash revenue attributable to noncontrolling interests [2]	(263)	(272)	(270)	(276)	(278)	(769)	(824)
Cash revenue [2]	66,945	73,271	73,376	77,184	82,061	189,674	232,621
Revenue attributable to new acquisitions/dispositions	(13,912)	(18,916)	(17,927)	(20,765)	(24,187)	(34,394)	(62,879)
Revenue attributable to development conversion	(411)	(491)	(638)	(753)	(864)	(1,096)	(2,255)
Revenue attributable to Non-Core Properties	(1,034)	(1,044)	(1,003)	(936)	(877)	(2,701)	(2,816)
Other normalizing revenue adjustments	—	(94)	—	—	—	174	—
Same-Store revenue [2]	$51,588	$52,726	$53,808	$54,730	$56,133	$151,657	$164,671

(1) Prior periods' information is presented to reflect the increase in ownership to 100.0% in the Company's ISHC segment effective September 2024.
(2) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT

28

Same-Store Revenue Reconciliation (2/2)

(in thousands)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	YTD 9/30/24	YTD 9/30/25
Triple-Net Leased Properties							
GAAP revenue	$13,265	$12,631	$10,233	$9,964	$9,698	$39,499	$29,895
Straight line rent	(534)	(538)	(562)	(562)	(487)	(2,129)	(1,611)
Other non-cash adjustments	217	220	225	199	200	640	624
Cash revenue from dispositions	—	(1,910)	—	—	(25)	—	(25)
Cash revenue attributable to noncontrolling interest [2]	(190)	(190)	(190)	(191)	(194)	(562)	(575)
Cash revenue	12,758	10,213	9,706	9,410	9,192	37,448	28,308
Debt security investment	(2,453)	(2,117)	(1,481)	(1,163)	(1,165)	(6,573)	(3,809)
Revenue attributable to dispositions	(2,169)	—	—	—	—	(6,507)	—
Revenue attributable to Non-Core Properties	(321)	(273)	(182)	(183)	(157)	(954)	(522)
Other normalizing revenue adjustments	—	—	(261)	(261)	—	—	(522)
Same-Store revenue	$7,815	$7,823	$7,782	$7,803	$7,870	$23,414	$23,455
Total Portfolio							
GAAP revenue	$523,814	$542,740	$540,603	$542,503	$572,937	$1,527,928	$1,656,043
Straight line rent	(682)	(672)	(735)	(821)	(730)	(2,563)	(2,286)
Other non-cash adjustments	(45)	(179)	(99)	(151)	(180)	(74)	(430)
Cash revenue from dispositions	—	(3,988)	(1,646)	(1,661)	(452)	—	(3,759)
Cash revenue attributable to noncontrolling interests [2]	(453)	(462)	(460)	(467)	(472)	(1,331)	(1,399)
Cash revenue [1][2]	522,634	537,439	537,663	539,403	571,103	1,523,960	1,648,169
Debt security investment	(2,453)	(2,117)	(1,481)	(1,163)	(1,165)	(6,573)	(3,809)
Revenue attributable to new acquisitions/dispositions/other [1]	(122,717)	(124,373)	(116,499)	(120,446)	(138,171)	(346,154)	(375,116)
Revenue attributable to development conversion	(411)	(491)	(638)	(753)	(864)	(1,096)	(2,255)
Revenue attributable to Non-Core Properties [1]	(9,057)	(8,854)	(8,931)	(2,627)	(1,806)	(26,689)	(13,364)
Other normalizing revenue adjustments [1]	(1,236)	(94)	(261)	(261)	—	(1,062)	(522)
Same-Store revenue [1][2]	$386,760	$401,510	$409,853	$414,153	$429,097	$1,142,386	$1,253,103

(1) Prior periods' information is presented to reflect the increase in ownership to 100.0% in the Company's ISHC segment effective September 2024.
(2) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT

29

Defined Terms • Adjusted EBITDA: EBITDA excluding the impact of income or loss from unconsolidated entities, straight line rent and amortization of above/below market leases, non- cash stock-based compensation expense, transaction, transition and restructuring costs, gain or loss on sales of real estate investments, unrealized foreign currency gain or loss, change in fair value of derivative financial instruments, impairments of real estate investments, impairments of intangible assets and goodwill, and non- recurring one-time items. • • • • • Affiliated: An OM (as defined on the next page) that, as of a specified date, has 25.0% or more of its square footage occupied by at least one healthcare system. AL: Assisted living units. Annualized Adjusted EBITDA: Current period (shown as quarterly) Adjusted EBITDA multiplied by 4. Annualized Base Rent or ABR: Contractual base rent for the last month of the applicable period multiplied by 12. Cash NOI: NOI excluding the impact of, without duplication, (1) non-cash items such as straight-line rent and the amortization of lease intangibles, (2) third-party facility rent payments and (3) other items set forth in the Cash NOI reconciliation included herein. Both Cash NOI and Same-Store NOI include Pro-Rata ownership and other adjustments. • • EBITDA: A non-GAAP financial measure that is defined as earnings before interest, taxes, depreciation and amortization. EBITDAR: Earnings before interest, taxes, depreciation, amortization and facilities rent. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDAR and have not independently verified the information. • • • • EBITDAR Coverage: The ratio of EBITDAR to contractual rent for leases or interest and principal payments for loans. EBITDAR Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations. EBITDARM: Earnings before interest, taxes, depreciation, amortization, facilities rent and management fees. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDARM and have not independently verified the information. EBITDARM Coverage: The ratio of EBITDARM to contractual rent for leases or interest and principal payments for loans. EBITDARM Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator or borrower to pay rent and meet other obligations, assuming that management fees are not paid. GAAP revenue: Revenue recognized in accordance with Generally Accepted Accounting Principles (“GAAP”), which includes straight line rent and other non-cash adjustments. • • GLA: Gross leasable area. Hospital: Hospital properties typically will include acute care, long-term acute care, specialty and rehabilitation hospitals and generally will be leased to single tenants or operators under triple-net lease structures. • • IL: Independent living units. Integrated Senior Health Campuses or ISHC: Integrated senior health campuses include a range of senior care, including independent living, assisted living, memory care, skilled nursing services and certain ancillary businesses. Integrated senior health campuses are operated utilizing a RIDEA structure. Maintenance Capex: AHR-invested capital expenditures, whether routine or non-routine (including second generation tenant incentives and leasing commissions), that are not expected to generate incremental income for the Company. • • • MC: Memory-care units. NAREIT FFO or FFO: Funds from operations attributable to controlling interest; a non-GAAP financial measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT (the “White Paper”). The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets, gains or losses upon consolidation of a previously held equity interest, and impairment write-downs of certain real estate assets and investments, plus depreciation and amortization related to real estate, after adjustments for unconsolidated partnerships and joint ventures. While impairment charges are excluded from the calculation of FFO as described above, investors are cautioned that impairments are based on estimated future undiscounted cash flows. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. NAV: Net asset value. • • Net Debt: Total long-term debt, excluding operating lease liabilities, less cash and cash equivalents and restricted cash related to debt. 30

Defined Terms • NOI: Net operating income; a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before general and administrative expenses, transaction, transition and restructuring costs, depreciation and amortization, interest expense, gain or loss in fair value of derivative financial instruments, gain or loss on dispositions, impairments of real estate investments, impairments of intangible assets and goodwill, income or loss from unconsolidated entities, gain on re-measurement of previously held equity interest, foreign currency gain or loss, other income or expense and income tax benefit or expense. • • NOI margin: Calculated by dividing NOI by revenue. Non-Core Properties: Assets that have been deemed not essential to generating future economic benefit or value to our day-to-day operations and/or are scheduled to be sold. • • Normalized FFO or NFFO: FFO further adjusted for the following items included in the determination of GAAP net income (loss): transaction, transition and restructuring costs; amounts relating to changes in deferred rent and amortization of above and below-market leases (which are adjusted in order to reflect such payments from a GAAP accrual basis); the non-cash impact of changes to our equity instruments; non-cash or non-recurring income or expense; the noncash effect of income tax benefits or expenses; capitalized interest; impairments of intangible assets and goodwill; amortization of closing costs on debt investments; mark-to-market adjustments included in net income (loss); gains or losses included in net income (loss) from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan; and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect Normalized FFO on the same basis. Occupancy: With respect to OM, the percentage of total rentable square feet leased and occupied, including month-to-month leases, as of the date reported. With respect to all other property types, occupancy represents average quarterly operating occupancy based on the most recent quarter of available data. The Company uses unaudited, periodic financial information provided solely by tenants to calculate occupancy and has not independently verified the information. • • OM: Outpatient Medical buildings. OP Unit: Units of limited partnership interest in the Operating Partnership, which are redeemable for cash or, at our election, shares of our common stock on a one-for- one basis, subject to certain adjustments. • • Operating Partnership: American Healthcare REIT Holdings, LP, a Delaware limited partnership, through which we conduct substantially all of our business and of which Continental Merger Sub, LLC, a Delaware limited liability company and our wholly-owned subsidiary, is the sole general partner. Pro-Rata: As of September 30, 2025, we owned and/or operated six other buildings through entities of which we owned between 90.0% and 90.6% of the ownership interests. Because we have a controlling interest in these entities, these entities and the properties these entities own are consolidated in our financial statements in accordance with GAAP. However, while such properties are presented in our financial statements on a consolidated basis, we are only entitled to our Pro-Rata share of the net cash flows generated by such properties. As a result, we have presented certain property information herein based on our Pro-Rata ownership interest in these entities and the properties these entities own, as of the applicable date, and not on a consolidated basis. In such instances, information is noted as being presented on a “Pro-Rata share” basis. • • Quality Mix: Total number of Medicare, Managed Care, Medicare Advantage and private days or revenue divided by the total number of actual patient days or total revenue for all payor types within Skilled Nursing and Senior Housing beds in the ISHC segment. Retention: The ratio of total renewed square feet and month-to-month leases retained to the total square feet expiring, excluding the square feet for tenant leases terminated and leases in assets expected to be sold for the trailing 12-months. • • RevPOR: Revenue per occupied room. RevPOR is calculated as total revenue generated by occupied rooms divided by the number of occupied rooms. RIDEA: Used to describe properties within the portfolio that utilize the RIDEA structure as described in “RIDEA structure”. 31

Defined Terms • RIDEA structure: A structure permitted by the REIT Investment Diversification and Empowerment Act of 2007, pursuant to which we lease certain healthcare real estate properties to a wholly-owned taxable REIT subsidiary (TRS), which in turn contracts with an eligible independent contractor (EIK) to operate such properties for a fee. Under this structure, the EIK receives management fees, and the TRS receives revenue from the operation of the healthcare real estate properties and retains, as profit, any revenue remaining after payment of expenses (including intercompany rent paid to us and any taxes at the TRS level) necessary to operate the property. Through the RIDEA structure, in addition to receiving rental revenue from the TRS, we retain any after-tax profit from the operation of the healthcare real estate properties and benefit from any improved operational performance while bearing the risk of any decline in operating performance at the properties. • Same-Store or SS: Properties owned or consolidated the full year in both comparison years and that are not otherwise excluded. Properties are excluded from Same- Store if they are: (1) sold, classified as held for sale or properties whose operations were classified as discontinued operations in accordance with GAAP; (2) impacted by materially disruptive events, such as flood or fire for an extensive period of time; or (3) scheduled to undergo or currently undergoing major expansions/renovations or business model transitions or have transitioned business models after the start of the prior comparison period. • • Same-Store NOI or SS NOI: Cash NOI for our Same-Store properties. Same-Store NOI is used to evaluate the operating performance of our properties using a consistent population which controls for changes in the composition of our portfolio. Both Cash NOI and Same-Store NOI include ownership and other adjustments. Senior Housing-Leased: Senior housing facilities cater to different segments of the elderly population based upon their personal needs and include assisted living, memory care and independent living. Residents of assisted living facilities typically require limited medical care and need assistance with eating, bathing, dressing and/or medication management, and those services can be provided by staff at the facility. Resident programs offered at such facilities may include transportation, social activities and exercise and fitness programs. Our Senior Housing-Leased properties are triple-net leased. • • • • SHOP: Senior housing operating properties. SNFs: Skilled nursing facilities. Square Feet or Sq. Ft.: Net rentable square feet calculated utilizing Building Owners and Managers Association measurement standards. Total Debt: The principal balances of the Company’s revolving credit facility, term loan and secured indebtedness as reported in the Company’s consolidated financial statements. • • Trilogy: Trilogy Investors, LLC; in which we indirectly own a 100% interest in Trilogy as of September 30, 2025. Triple-Net Leased: A lease where the tenant is responsible for making rent payments, maintaining the leased property, and paying property taxes and other expenses. 32